Dear Shareholder:

We are pleased to present this semiannual report for Centennial New York Tax Exempt Trust. For the six-month reporting period that ended December 31, 2001, the Trust provided a 1.32% compounded annual yield.(1) Without the effects of compounding, the equivalent yield was 1.31%. For investors in the 36% federal tax bracket, this is equivalent to a taxable yield of 2.06% with compounding and 2.05% without compounding. As of December 31, 2001, the seven-day annualized yields, with and without compounding, were 0.93% and 0.93%, respectively.(2)

The U.S. economy, after years of strong, uninterrupted growth, weakened dramatically during the past six months, with the September 11 terrorist attacks plunging the already sagging economy into recession. While the physical and economic brunt of the attacks was borne most directly by New York, the economic damage went far beyond the state's borders. Throughout the reporting period, therefore, the Federal Reserve Board ("the Fed") fought the economic weakness by aggressively lowering interest rates. The Fed cut rates five times, totaling 175 basis points (1.75 percentage points) between June 30 and December
31. By period's end, the federal funds rate reached 1.75%, its lowest level in 40 years. Yet despite these historically low rates, the economy did not immediately bounce back. Many corporations continued to lay off workers, while their profits declined further. In response, many nervous investors took part in a "flight to quality," seeking to avoid the falling stock market and looking instead to fixed income opportunities that have historically offered greater stability during highly uncertain conditions.

In this environment, fixed income investments generally performed well. Their yields fell steadily throughout the reporting period, while their prices, which move in the opposite direction as yields, rose accordingly. Such a situation was generally favorable for bond investors. However, investors in shorter maturity fixed income investments, such as tax-exempt money market securities, were especially affected by the low interest rate climate. As these short-term securities matured, it became necessary to replace them with newer investments offering the lower yields.

Given the unpredictable economic situation, we were especially concerned with maintaining the Trust's high overall credit quality during the reporting period. Accordingly, we focused on identifying high quality tax-exempt money market securities to add to the Trust's portfolio.

In reviewing performance, please remember that past performance cannot guarantee future results. Yields will fluctuate. An investment in the Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
1. A portion of the Trust's distributions may be subject to income tax including state and local taxes. Capital gains distributions are taxable as capital gains. For an investor subject to alternative minimum taxes, a portion of the Trust's distributions may increase the investor's tax. Tax rates may be lower depending on individual circumstances.
2. Compounded yields assume reinvestments of dividends. The Trust's investment strategy, allocations and focus can change over time.
Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.

This prompted us to avoid excessive participation in the general municipal note market. While such municipal securities offered relatively attractive yields, most, in our opinion, would have required us to assume an unacceptably high level of credit risk. We believed the deteriorating economy could affect certain municipalities' ability to generate the tax and other revenues needed to repay their debt obligations. As we sought to elevate the Trust's credit quality, we also looked to keep the Trust's yield as high as possible. With that goal in mind, we were especially attracted to "enhanced"commercial paper--short-term fixed rate corporate securities backed by a bank, insurance company or other third party.

Investing in enhanced commercial paper benefited the Trust in three ways. First, these securities, because they offered a fixed interest rate and relatively long average maturities between 90 and 120 days, allowed us to lock in higher yields for the Trust, even as prevailing yields were falling. Second, these securities boosted the Trust's credit quality. Finally, because investing in commercial paper offers money managers considerable flexibility, we were able to take advantage of market conditions and more easily adjust the Trust's average maturity to our desired range.

Another way we looked to enhance the Trust's credit quality was by adding to our position in prerefunded securities. Prerefunded securities are backed by U.S. Treasuries and thus carry the highest credit ratings. Besides providing the stability that comes with federal backing, prerefunded issues generally offered attractive yields. This combination of security and yield helped us in our overall effort to seek to maintain a stable $1.00 price for Trust shareholders.

With so much economic uncertainty still on the horizon in New York and nationwide, we plan to continue managing the Trust cautiously. Because interest rates are already so low we believe they may not have much further to fall. In our opinion, rates will stabilize eventually, remaining low until evidence of an economic recovery appears. In such an environment, we see no reason to adjust our investment approach, at least for the foreseeable future. We plan to seek to continue to maintain the Trust's high credit quality and identify attractive fixed rate tax-exempt money market securities to add to the portfolio. Yet, in the event that the economy improves suddenly, we believe that the portfolio's current structure will provide us the flexibility we need to respond quickly and effectively.

Sincerely,

/s/ James C. Swain              /s/ John V. Murphy.

James C. Swain                  John V. Murphy
Chairman                        President
Centennial New York             Centennial New York
Tax Exempt Trust                Tax Exempt Trust

January 23, 2002

Statement of Investments December 31, 2001 (Unaudited)
Centennial New York Tax Exempt Trust

                                                                                                     Principal         Value
                                                                                                      Amount         See Note 1
                                                                                                    -----------     -----------
Short-Term Tax-Exempt Obligations--99.2%

New York--99.2%
Babylon, NY IDA RB, J. D'Addario & Co. Project, 1.70%(1)............................................ $  500,000     $  500,000
Babylon, NY IDA RR RRB, Ogden Martin Project, FSA Insured, 1.40%(1).................................  1,500,000      1,500,000
Hempstead, NY IDA RRB, Trigen-Nassau Energy, 1.65%(1)...............................................  1,000,000      1,000,000
Jay Street Development Corp. NYC Facilities Lease RB, Jay Street Project,
  Series A-3, 1.45%(1)..............................................................................  3,500,000      3,500,000
NYC GOB, 7.70%, 2/1/02(2)...........................................................................  3,970,000      4,049,275
NYC GOB, MBIA Insured, 3%, 8/15/02..................................................................  1,275,000      1,287,451
NYC HDC MH RB, Monterey Project, Series A, 1.45%(1).................................................  3,400,000      3,400,000
NYC Health & Hospital Corp. RB, Health Systems, Series E, 1.45%(1)..................................    400,000        400,000
NYC IDA Civic Facility RB, Casa Project, 1.80%(1)...................................................  1,000,000      1,000,000
NYC Metropolitan Authority RB, Transit SPF, 1.80%, 1/30/02..........................................  3,500,000      3,500,000
NYC MWFAU WSS RRB, Series F-1, 1.95%(1).............................................................    400,000        400,000
NYC Water FAU WSS RB, Series SGB 26, MBIA Insured, 1.49%(1).........................................  2,500,000      2,500,000
NYS DA RB, Columbia University, 1.75%, 2/11/02......................................................  2,350,000      2,350,000
NYS DA RB, Cornell University, Series A, 1.50%(1)...................................................  2,000,000      2,000,000
NYS DA RB, MBIA/IBC Insured, 1.50%(1)(3)............................................................  2,700,000      2,700,000
NYS DA RRB, Series CMC1B, 1.65%(1)..................................................................  1,300,000      1,300,000
NYS Electric & Gas RB, 3.15%, 3/15/02(2)............................................................  1,750,000      1,750,000
NYS Environmental Quality GOB, 1.90%, 1/28/02(2)....................................................  3,700,000      3,700,000
NYS ERDAUEF RB, Consolidated Edison, Subseries A3, 1.65%(1).........................................    400,000        400,000
NYS GOUN, Series A, 3.20%, 2/7/02(2)................................................................  1,000,000      1,000,000
NYS HFA RB, 1.65%(1)................................................................................  3,100,000      3,100,000
NYS HFA RB, Victory Housing, Series A, 1.55%(1).....................................................  3,500,000      3,500,000
NYS LGAC RB, 6.875%, 4/1/02(2)......................................................................  2,000,000      2,066,902
NYS LGAC RB, Series SG99, MBIA Insured, 1.46%, 4/1/02(2)............................................  3,700,000      3,700,000
NYS MAG RB, Series CMC1, 1.65%(1)...................................................................  4,960,000      4,960,000
NYS PAU GP & RB, Series AA, 6.25%, 1/1/02(2)........................................................  1,200,000      1,224,000
NYS PAU GP & RB, Series W, 6.60%, 1/1/02............................................................  3,000,000      3,000,000
NYS PAU RB, 1.75%, 2/11/02..........................................................................  3,500,000      3,500,000
NYS TBTAU RB, Series SG-41, MBIA Insured, 1.46%(1)..................................................  1,000,000      1,000,000
NYS TBTAU RB, Series T, 1.85%, 2/6/02(2)(3).........................................................  7,000,000      7,000,000

Centennial New York Tax Exempt Trust

                                                                                              Principal         Value
                                                                                               Amount         See Note 1
                                                                                             -----------     -----------
NYS Thruway Authority RB, Highway & Bridge Trust Fund, Series 267,
  FSA Insured, 1.41%(1)....................................................................  $2,225,000      $ 2,225,000
NYS Thruway Authority RB, Service Contract Highway & Bridge,
  6.375%, 4/1/02(2)........................................................................   1,000,000        1,022,256
NYS Urban Empire Development Corp. RB, Series A, 1.49%(1)..................................   2,600,000        2,600,000

Total Investments, at Value (Cost $77, 134, 884)...........................................        99.2%      77,134,884

Other Assets Net of Liabilities............................................................         0.8          594,732
                                                                                             ----------      -----------
Net Assets.................................................................................       100.0%     $77,729,616
                                                                                             ==========      ===========

To simplify the listings of securities, abbreviations are used per the table below:

DA--Dormitory Authority                                                 MH--Multifamily Housing
ERDAUEF--Energy Research & Development Authority Electric Facilities    MWFAU--Municipal Water Finance Authority
FAU--Finance Authority                                                  NYC--New York City
GP--General Purpose                                                     NYS--New York State
GOB--General Obligation Bonds                                           PAU--Power Authority
GOUN--General Obligation Unlimited Nts.                                 RB--Revenue Bonds
HDC--Housing Development Corp.                                          RR--Resource Recovery
HFA--Housing Finance Agency                                             RRB--Revenue Refunding Bonds
IDA--Industrial Development Agency                                      SPF--Special Facilities
LGAC--Local Government Assistance Corp.                                 TBTAU--Triborough Bridge & Tunnel Authority
MAG--Mtg. Agency                                                        WSS--Water & Sewer System

1. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on December 31, 2001. This instrument may also have a demand feature which allows, on up to 30 days' notice, the recovery of principal at any time, or at specified intervals not exceeding one year.
2. Put obligation redeemable at full face value on the date reported.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $9,700,000 or 12.48% of the Trust's net assets as of December 31, 2001.

See accompanying Notes to Financial Statements.

Statement of Assets and Liabilities December 31, 2001 (Unaudited)
Centennial New York Tax Exempt Trust

ASSETS
Investments, at value (cost $77, 134, 884)--see accompanying statement...............................   $77,134,884
Cash.................................................................................................       319,786
Receivables and other assets:
  Interest...........................................................................................       613,360
  Shares of beneficial interest sold.................................................................       167,791
  Other..............................................................................................         1,737
                                                                                                        -----------
    Total assets.....................................................................................    78,237,558
                                                                                                        -----------
LIABILITIES
Payables and other liabilities:
  Shares of beneficial interest redeemed.............................................................       428,880
  Service plan fees..................................................................................        38,165
  Shareholder reports................................................................................        24,313
  Dividends..........................................................................................           355
  Trustees'compensation..............................................................................           209
  Other..............................................................................................        16,020
                                                                                                        -----------
    Total liabilities................................................................................       507,942
                                                                                                        -----------
NET ASSETS...........................................................................................   $77,729,616
                                                                                                        ===========
COMPOSITION OF NET ASSETS
Paid-in capital......................................................................................   $77,714,666
Accumulated net realized gain (loss) on investment transactions......................................        14,950
                                                                                                        -----------
NET ASSETS--applicable to 77,714,666 shares of beneficial interest outstanding.......................   $77,729,616
                                                                                                        ===========
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE.......................................         $1.00

See accompanying Notes to Financial Statements.

Statement of Operations For the Six Months Ended December 31, 2001 (Unaudited) Centennial New York Tax Exempt Trust

INVESTMENT INCOME
Interest....................................................................................   $830,096
                                                                                               --------
EXPENSES
Management fees.............................................................................    196,753
Service plan fees...........................................................................     76,415
Transfer and shareholder servicing agent fees...............................................     20,083
Shareholder reports.........................................................................     10,743
Custodian fees and expenses.................................................................      6,795
Trustees'compensation.......................................................................      2,100
Other.......................................................................................     14,211
                                                                                               --------
  Total expenses............................................................................    327,100
  Less reduction to custodian expenses......................................................     (2,463)
  Less voluntary reimbursement of expenses..................................................    (11,020)
                                                                                               --------
    Net expenses............................................................................    313,617
                                                                                               --------
NET INVESTMENT INCOME.......................................................................    516,479
                                                                                               --------
NET REALIZED GAIN (LOSS) ON INVESTMENTS.....................................................      8,633
                                                                                               --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................................   $525,112
                                                                                               ========

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
Centennial New York Tax Exempt Trust

                                                        Six Months Ended
                                                        December 31, 2001       Year Ended
                                                          (Unaudited)          June 30, 2001
                                                        -----------------      -------------
OPERATIONS
Net investment income (loss) ......................          $   516,479         $ 2,090,165
Net realized gain (loss) ..........................                8,633                (168)
                                                             -----------         -----------
Net increase (decrease) in net assets
 resulting from operations  .......................              525,112           2,089,997
                                                             -----------         -----------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS.....             (516,479)         (2,090,165)
                                                             -----------         -----------

BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from
 beneficial interest transactions .................            5,350,738          16,407,455
                                                             -----------         -----------

NET ASSETS
Total increase.....................................            5,359,371          16,407,287
Beginning of period ...............................           72,370,245          55,962,958
                                                             -----------         -----------
End of period......................................          $77,729,616         $72,370,245
                                                             ===========         ===========

See accompanying Notes to Financial Statements.

Financial Highlights
Centennial New York Tax Exempt Trust


                                               Six Months Ended
                                                 December 31,
                                                 (Unaudited)                      Year Ended June 30,
                                                -------------   ----------------------------------------------------
                                                    2001         2001         2000       1999       1998       1997
                                                   ------       ------       ------     ------     ------     ------
PER SHARE OPERATING DATA
Net asset value, beginning of period ........       $1.00        $1.00       $1.00      $1.00       $1.00      $1.00
Income from investment operations
  net investment income and net
  realized gain .............................         .01          .03         .03        .02         .03        .03
Dividends and/or distributions
  to shareholders ...........................        (.01)        (.03)       (.03)      (.02)       (.03)      (.03)
                                                    -----        -----       -----      -----       -----      -----
Net asset value, end of period ..............       $1.00        $1.00       $1.00      $1.00       $1.00      $1.00
                                                    =====        =====       =====      =====       =====      =====

TOTAL RETURN(1) .............................        0.66%        3.09%       2.92%      2.42%       2.87%      2.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ....     $77,730      $72,370     $55,963   $ 61,792     $56,807    $48,896
Average net assets (in thousands) ...........     $78,089      $68,810     $61,033   $ 59,345     $53,923    $45,363
Ratios to average net assets:(2)
Net investment income .......................        1.31%        3.04%       2.84%      2.38%       2.85%      2.73%
Expenses ....................................        0.83%        0.90%       0.92%      0.89%       0.89%(3)   0.88%(3)
Expenses, net of voluntary reimbursement
  of expenses and/or reduction to
  custodian expenses ........................        0.80%        0.82%       0.82%      0.80%       0.80%      0.80%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

Notes to Financial Statements (Unaudited)
Centennial New York Tax Exempt Trust

     1. Significant Accounting Policies

     Centennial New York Tax Exempt Trust (the Trust) is registered under the Investment Company Act of 1940,as amended, as a non-diversified, open-end management investment company. The Trust's investment objective is to seek the maximum current income exempt from federal, New York State and New York City income taxes for individual investors as is consistent with the preservation of capital. The Trust's investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc.(OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

     Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

     Federal Taxes. The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

     As of December 31,2001,the Trust had available for federal income tax purposes an estimated unused capital loss carryover of zero. This estimated capital loss carryover represents carryover as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.

     As of June 30,2001,the Trust had available for federal income tax purposes an unused capital loss carryover as follows:

     Expiring
     --------
     2009     $848

     Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

     Investment Income. There are certain risks arising from geographic concentration in any state. Certain revenue or tax-related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

     Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

     Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Centennial New York Tax Exempt Trust

     2. Shares of Beneficial Interest

     The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                    Six Months Ended December 31, 2001      Year Ended June 30, 2001
                                    ----------------------------------    ----------------------------
                                       Shares                Amount          Shares          Amount
                                    ------------          ------------    ------------   -------------
     Sold..........................   99,143,427          $ 99,143,427     222,614,516   $ 222,614,516
     Dividends and/or
       distributions reinvested....      544,594               544,594       2,083,633       2,083,633
     Redeemed......................  (94,337,283)          (94,337,283)   (208,290,694)   (208,290,694)
                                    ------------          ------------    ------------   -------------
     Net increase (decrease).......    5,350,738          $  5,350,738      16,407,455   $  16,407,455
                                    ============          ============    ============   =============

     3. Fees and Other Transactions with Affiliates

     Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets and 0.40% of net assets in excess of $1 billion. The Manager has voluntarily undertaken to assume any expenses of the Trust in any fiscal year that they exceed 0.80% of the Trust's average annual net assets. The Manager reserves the right to amend or terminate that expense assumption at any time. The Trust's management fee for the six months ended December 31,2001,was an annualized rate of 0.50%.

     Transfer Agent Fees. Shareholder Services, Inc. (SSI) acts as the transfer and shareholder servicing agent for the Trust and for other registered investment companies. The Trust pays SSI an annual maintenance fee for each Trust shareholder account.

     Service Plan Fees. Under an approved service plan, the Trust may expend up to 0.20% of its average annual net assets annually to reimburse the Manager, as distributor, for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Trust, including amounts paid to brokers, dealers, banks and other financial institutions. During the six months ended December 31, 2001, the Trust paid $359 to a broker/dealer affiliated with the Manager as reimbursement for distribution-related expenses.

     (This Page Intentionally Left Blank)

Centennial New York Tax Exempt Trust

        Officers and Trustees
        James C. Swain, Trustee, CEO and
          Chairman of the Board
        John V. Murphy, President
        William L. Armstrong, Trustee
        Robert G. Avis, Trustee
        George C. Bowen, Trustee
        Edward L. Cameron, Trustee
        Jon S. Fossel, Trustee
        Sam Freedman, Trustee
        Richard F. Grabish, Trustee
        C. Howard Kast, Trustee
        Robert M. Kirchner, Trustee
        F. William Marshall, Jr., Trustee
        Michael J. Carbuto, Vice President
        Robert G. Zack, Vice President and Secretary
        Brian W. Wixted, Treasurer
        Robert J. Bishop, Assistant Treasurer
        Scott T. Farrar, Assistant Treasurer
        Katherine P. Feld, Assistant Secretary
        Kathleen T. Ives, Assistant Secretary
        Denis R. Molleur, Assistant Secretary

        Investment Advisor and Distributor
        Centennial Asset Management Corporation

        Transfer and Shareholder Servicing Agent
        Shareholder Services, Inc.

        Custodian of Portfolio Securities
        Citibank, N.A.

        Independent Auditors
        Deloitte & Touche LLP

        Legal Counsel
        Myer, Swanson, Adams & Wolf, P.C.

        The financial statements included herein have been taken from the records of the Trust without examination of those records by the independent auditors.

        For more complete information about Centennial New York Tax Exempt Trust, please refer to the Prospectus. To obtain a copy, call your financial advisor, or contact Centennial Asset Management Corp. at
        1.800.525.9310. Please read the Prospectus carefully before you invest any money.

RS0180.001.1201 [logo] Printed on recycled paper

        2001 Semiannual Report

        Centennial
        New York
        Tax Exempt
        Trust

        December 31, 2001